Exhibit 10.1

THE HAIN CELESTIAL GROUP, INC.
1111 Marcus Avenue
Lake Success, New York 11042

September 23, 2016

Bank of America, N.A.,
as Administrative Agent
901 Main Street
Dallas, Texas 75202-3714

Each of the Lenders party to the
Credit Agreement referred to below
LIMITED WAIVER AND EXTENSION

Ladies and Gentlemen:

We refer to the Second Amended and Restated Credit Agreement, dated as of December 12, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among The Hain Celestial Group, Inc., a Delaware corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto as Designated Borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
Pursuant to the terms of the Credit Agreement, the Company is required to deliver to the Administrative Agent (for further delivery to the Lenders), on or prior to the date specified, the following items (all such items, collectively, the “Financial Deliverables” and the sections of the Credit Agreement referenced below that detail such delivery requirements, collectively, the “Financial Deliverables Sections”):
(a)     In accordance with Section 6.01(a) of the Credit Agreement, as soon as available, but in any event on or prior to September 28, 2016, in respect of the Company’s 2016 fiscal year, a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income, retained earnings and cash flow for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of the Auditor, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” qualification or exception or any qualification or exception as to the scope of such audit.
(b)    In accordance with Section 6.01(b) of the Credit Agreement, as soon as available, but in any event on or prior to November 14, 2016, in respect of first fiscal quarter of the Company’s 2017 fiscal year, a condensed consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, the related condensed consolidated statements of income for such fiscal quarter and for the portion of the Company’s fiscal year then ended, and the related condensed consolidated statements of changes in shareholders’ equity and cash flows for the portion of the Company’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by a Responsible Officer of the Company as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

(c)    In accordance with Section 6.01(c) of the Credit Agreement, as soon as available, but in any event no later than concurrently with the delivery of the financial statements referred to in clause (a) above, copies of the Company’s annual financial projections, on a quarterly basis with respect to the Company’s 2017 fiscal year.
(d)    In accordance with Section 6.02(a) of the Credit Agreement, concurrently with the delivery of the financial statements referred to in clause (a) above, a certificate of the Auditor stating that, in connection with its audit, either (i) nothing came to its attention that caused it to believe that there was a Default or (ii) it was made aware of a Default, and further indicating the nature and status of such event.
(e)    In accordance with Section 6.02(b) of the Credit Agreement, concurrently with the delivery of the financial statements referred to in clauses (a) and (b) above, a duly completed Compliance Certificate signed by a Responsible Officer of the Company.
The Company has informed the Administrative Agent and the Lenders that it will be unable to deliver each of the Financial Deliverables (on or prior to the date specified) to the Administrative Agent (for further delivery to the Lenders) under the terms of the Credit Agreement.
By this letter (this “Letter”), the Company is requesting that the Required Lenders waive for a specified period of time (and not on a permanent basis), and, subject to the terms and conditions contained herein, the Required Lenders hereby waive for a specified period of time (and not on a permanent basis), for the period from (and including) the Effective Date (as defined below) to (and including) December 27, 2016 (such period, the “Extension Period”), compliance by the Company with each of the Financial Deliverables Sections, solely in respect of any failure by the Company to deliver the Financial Deliverables during such Extension Period. Without in any way limiting the foregoing waiver, the parties hereto acknowledge, understand and agree that failure by the Company to deliver the Financial Deliverables to the Administrative Agent (for further delivery to the Lenders) on or prior to December 27, 2016 shall constitute an immediate Event of Default.

In addition, it is acknowledged and agreed that the Applicable Rate will remain as currently in effect, notwithstanding the provisions of the paragraph following the table set forth therein until the earlier to occur of (i) the end of the Extension Period and (ii) the date on which a compliance certificate is delivered to the Agent in respect of the Company’s 2016 fiscal year. Thereafter, the Applicable Rate will once again be set or reset in accordance with the definition thereof; provided that the parties hereto understand, acknowledge and agree that the any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio (as calculated by the applicable Compliance Certificate (whether for the Company’s 2016 fiscal year or the first fiscal quarter of the Company’s 2017 fiscal year) shall become effective as of the first Business Day immediately following the last date on which such Compliance Certificate should have been delivered pursuant to Section 6.02(b) of the Credit Agreement (and prior to giving effect to this Letter and the limited waiver and extension contained herein).

2

In consideration of the agreements and understandings of the Administrative Agent and the Lenders set forth in this Letter, and in order to induce the Lenders to grant the foregoing limited waiver and extension, the Company hereby:
(a)     confirms and restates all representations and warranties contained in the Credit Agreement and the other Loan Documents as of the date hereof; and
(b)     confirms that, as of the date hereof, no Default has occurred and is continuing.
This Letter shall become effective on the date (the “Effective Date”) the Administrative Agent shall have received counterparts of this Letter duly executed by the Company and the Lenders representing not fewer than the Required Lenders. None of the terms, conditions or provisions contained in this Letter is intended to be enforceable or interpreted, or shall be construed, against any of the parties hereto in the event that the condition precedent set forth in the immediately preceding sentence is not satisfied on or before September 23, 2016.
This Letter shall be strictly limited to its terms. Except with respect to the limited waiver and extension granted herein with respect to the Financial Deliverables, no provision contained herein is or shall be deemed to be a waiver or abandonment of any Default (whether presently or subsequently existing) or any rights or remedies available to the Lenders under the Loan Documents, applicable law or otherwise, each of which rights, powers or remedies is hereby specifically and expressly reserved, including the right to seek judgment against the Company and/or any other Person, to foreclose any interest in any collateral (if any) held by the Administrative Agent or in which the Administrative Agent has a security interest or other Lien, or to take any other action permitted under the Loan Documents and/or applicable law. Without limiting the generality of the foregoing, (a) the Company acknowledges and agrees that this Letter is not intended to, nor shall it, establish any course of dealing between Company, the Administrative Agent and the Lenders, or any thereof, that is inconsistent with the express terms of the Loan Documents; (b) nothing contained herein shall be deemed to constitute on the part of the Administrative Agent or any Lender any commitment or agreement to enter into any further amendment or other modification; and (c) notwithstanding any course of dealing between the Company, the Administrative Agent and the Lenders, or any thereof, prior to the date hereof, the Administrative Agent and the Lenders shall not be obligated to make any Loan or issue any Letter of Credit, except in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents.
In consideration of the agreements and understandings set forth in this Letter, the Company (on behalf of itself and its Subsidiaries) hereby knowingly and voluntarily, unconditionally and irrevocably, absolutely, finally and forever releases, acquits and discharges the Administrative Agent and each of the Lenders party hereto from any action, suit, claim, cause of action or other similar proceeding or right (a “Claim”) relating in any manner whatsoever to this Letter or any of the other Loan Documents and/or the Company’s or any other Loan Party’s credit relationship with the Lenders party hereto in connection with the Loan Documents that may have existed on or prior to the Effective Date (a “Borrower-Related Claim”). The Company hereby knowingly and voluntarily, unconditionally and irrevocably, absolutely, finally and forever covenants that it will refrain, and further will direct any Subsidiary to refrain, from commencing or otherwise prosecuting any Claim, in law or in equity, against the Administrative Agent or any Lender party hereto on account of any Borrower-Related Claim. Each of the Administrative Agent and each Lender party hereto shall be entitled to enforce this covenant through specific performance. In addition to the other liability which shall accrue upon the breach of this covenant, the breaching party (including, without limitation, any Subsidiary of the Company who or that commences or prosecutes any such Claim) shall be liable to the Administrative Agent or any such Lender, as applicable, for all reasonable attorneys’ fees and costs incurred by such party in the defense of such Claim.

3

Without limiting any of the foregoing, the Company acknowledges and agrees that (a) each of the Loan Documents (including the Credit Agreement) shall remain unchanged (other than as expressly set forth, and only to the limited extent provided, in this Letter) and shall continue in full force and effect in accordance with its terms, and this Letter shall be strictly limited to its terms with respect to the express provisions hereunder, and to this occasion alone, and (b) no waiver, extension, amendment or other modification by any Lender hereunder shall (i) be applicable to subsequent transactions or (ii) require any other waiver, extension, amendment or other modification thereof (whether similar or dissimilar to the limited waiver and extension granted by this Letter).
This Letter may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Letter.
THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Except as expressly waived by this Letter, all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. This Letter is a Loan Document executed pursuant to the Credit Agreement and shall be construed and administered in accordance with all of the terms and provisions of the Credit Agreement. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE JURY TRIAL WAIVER SET FORTH IN SECTION 10.15 OF THE CREDIT AGREEMENT IS APPLICABLE IN ALL RESPECTS TO ANY PROCEEDING RELATING IN ANY MANNER TO THIS LETTER.

4

If you are in agreement with the foregoing terms, kindly execute this Letter in the space provided below and deliver to the Administrative Agent an executed counterpart of this Letter.

Very truly yours,
THE HAIN CELESTIAL GROUP, INC.

By:	/s/ Pasquale Conte
Name:	Pasquale Conte
Title:	C.F.O.

THE LIMITED WAIVER AND EXTENSION SET
FORTH ABOVE IS HEREBY ACKNOWLEDGED
AND ACCEPTED AS OF THE DATE FIRST
ABOVE WRITTEN:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:

/s/ Ronaldo Naval
Name: Ronaldo Naval
Title: Vice President

THE LIMITED WAIVER AND EXTENSION SET
FORTH ABOVE IS HEREBY ACKNOWLEDGED,
AGREED TO AND ACCEPTED AS OF THE DATE
FIRST ABOVE WRITTEN:

BANK OF AMERICA, N.A.,
as a Lender

By:

/s/ Jana L. Baker
Name: Jana L. Baker
Title: Senior Vice President

WELLS FARGO BANK, NA,
as a Lender

By:

/s/ Stephanie Allegra
Name: Stephanie Allegra
Title: Senior Vice President

JP MORGAN CHASE BANK, N.A.,
as a Lender

By:

/s/ Philip Mousin
Name: Philip Mousin
Title: Executive Director

CITIZENS BANK, N.A.,
as a Lender

By:

/s/ Barrett D. Bencivenga
Name: Barrett D. Bencivenga
Title: Managing Director

FARM CREDIT EAST, ACA,
as a Lender

By:

/s/ Justin A. Brown
Name: Justin A. Brown
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:

/s/ Robert J. Levins
Name: Robert J. Levins #21435
Title: Senior Portfolio Manager

COBANK, ACB,
as a Lender

By:

/s/ Natalya Rivkin
Name: Natalya Rivkin
Title: Vice President

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:

/s/ Jed Pomerantz
Name: Jed Pomerantz
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:

/s/ Matthew J. Bradley
Name: Matthew J. Bradley
Title: Vice President

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
as a Lender

By:

/s/ Michael T. Harder
Name: Michael T. Harder
Title: Executive Director

By:

/s/ Sarah Fleet
Name: Sarah Fleet
Title: Vice President

SUNTRUST BANK,
as a Lender

By:

/s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

TD BANK, N.A.,
as a Lender

By:

/s/ John Topolovec
Name: John Topolovec
Title: Vice President

AG FIRST FARM CREDIT BANK,
as a Lender

By:

/s/ Matthew H. Jeffords
Name: Matthew H. Jeffords
Title: Vice President

KBC BANK NV, NEW YORK BRANCH,
as a Lender

By:

/s/ Deborah Carlson
Name: Deborah Carlson
Title: Director

By:

/s/ Thomas R. Lalli
Name: Thomas R. Lalli
Title: Managing Director